[Logo: MFS(RegTM)
       INVESTMENT MANAGEMENT
       75 YEARS
       WE INVENTED THE MUTUAL FUND(RegTM)]


MFS[RegTM] VARIABLE INSURANCE TRUST (SM)


MAY 1, 1999

                                                                     Prospectus

MFS[RegTM] RESEARCH SERIES
MFS[RegTM] UTILITIES SERIES
--------------------------------------------------------------------------------
This Prosectus describes two of the series of the MFS Variable Insurance Trust (referred to as the trust):


1. MFS Research Series seeks to provide long-term growth of capital and future income (referred to as the Research Series); and

2. MFS Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).


The Securities and Exchange Commission has not approved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                     Page
I     Expense Summary ............................................      1

II    Risk Return Summary ........................................      2

      1. Research Series .........................................      2

      2. Utilities Series ........................................      5

III   Certain Investment Strategies and Risks ....................     10

IV    Management of the Series ...................................     10

V     Description of Shares ......................................     10

VI    Other Information ..........................................     11

VII   Financial Highlights .......................................     12

      Appendix A -- Investment Techniques and Practices ..........    A-1

   The trust offers shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Two of these series are described below.


    I EXPENSE SUMMARY

>    Expense Table

     This table describes the expense that you may pay when you hold shares of the series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.


     Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                          Research     Utilities
                                                           Series       Series
                                                         ----------   ----------
   Management Fee ....................................       0.75%        0.75%
   Other Expenses(1) .................................       0.11%        0.26%
                                                             ----         ----
   Total Annual Series Operating Expenses(1) .........       0.86%        1.01%

   ---------
   (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.


>    Example of Expenses

     These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     The examples assume that:

     o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The series' operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                      Period
                      --------------------------------------
Series                 1 Year   3 Years   5 Years   10 Years
--------------------- -------- --------- --------- ---------
   Research Series         88      274       477      1,061
   Utilities Series       103      322       558      1,236

    II  RISK RETURN SUMMARY

     Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


     1: Research Series
     ........................................................................ .

>    Investment Objective

     The series' investment objective is long-term growth of capital and future income. The series' objective may be changed without shareholder approval.

>    Principal Investment Policies

     The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter markets.

     A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

     The series may invest in foreign equity securities through which it may have exposure to foreign currencies.


>    Principal Risks

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. As with any non-money market mutual fund, the share price of the series will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchangelisted stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

     o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       > Foreign markets may be less liquid and more volatile than U.S. markets.

       > Foreign securities often trade in currencies other than the U.S.
         dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


>    Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


     Bar Chart

     The bar chart shows changes in the annual total returns of the series' shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

[Begin Bar Chart]

     1996    22.33%
     1997    20.26%
     1998    23.39%

[End Bar Chart]

     During the period shown in the bar chart, the highest quarterly return was 21.65% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (14.66)% (for the calendar quarter ended September 30, 1998).

     Performance Table

     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.


     Average Annual Total Returns as of December 31, 1998
     .........................................................................

                                                      1 Year        Life
   Research Series*                                   +23.39%       +22.52%
   Standard & Poor's 500 Composite Index**+           +28.58%       +28.16%

     ---------

     * "Life" refers to the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 1998.

     ** Source: CDA/Wiesenberger. "Life" refers to the period from August 1,
        1995, through December 31, 1998.

     + The Standard & Poor's 500 Composite Index is a broad based, unmanaged index of common stock total return performance.


>    Portfolio Manager

     The series is currently managed by a committee comprised of various equity research analysts employed by the Adviser. The committee has managed the series since its inception.

     2: Utilities Series
     ...........................................................................

>    Investment Objective

     The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The series' objective may be changed without shareholder approval.


>    Principal Investment Policies

     The series invests, under normal market conditions, at least 65% of its total assets in equity and debt securities of domestic and foreign companies in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

     o companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

     o companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

     The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

     Equity Investments. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

     o the current regulatory environment;

     o the strength of the company's management team; and

     o the company's growth prospects and valuation relative to its long-term potential.

     Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     o a fixed income stream, and

     o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     Fixed Income Investments. The series invests in securities which pay a fixed interest rate. These securities include:

     o corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

     o mortgage-backed securities and asset-backed securities, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series; and

     o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets.

     This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     Foreign Securities. The series invests in foreign securities such as:

     o equity securities of foreign companies in the utilities industry,

     o fixed income securities of foreign companies in the utilities industry, and

     o fixed income securities issued by foreign governments.

     These investments may expose the series to foreign currencies.


>    Principal Risks

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. As with any non-money market mutual fund, the share price of the series will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     o Concentration: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

       > risks of increases in fuel and other operating costs;

       > restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

       > coping with the general effects of energy conservation;

       > technological innovations which may render existing plants, equipment or products obsolete;

       > the potential impact of natural or man-made disasters;

       > difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

       > the high cost of obtaining financing during periods of inflation;

       > difficulties of the capital markets in absorbing utility debt and equity securities; and

       > increased competition.

       Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

     o Regulation: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.

     o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     o Mortgage-Backed and Asset-Backed Securities Risk

       > Maturity Risk:

         + Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

         + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

         + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations
           (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

       > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       > Foreign markets may be less liquid and more volatile than U.S. markets.

       > Foreign securities often trade in currencies other than the U.S.
         dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

     o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


>    Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


   Bar Chart

   The bar chart shows changes in the annual total returns of the series' shares for each calendar year since they were first offered, assuming the reinvestment of distributions.


[Begin Bar Chart]


    1996      18.51%
    1997      31.70%
    1998      18.06%

[End Bar Chart}






     During the period shown in the bar chart, the highest quarterly return was 12.01% (for the calendar quarter ended December 31, 1996) and the lowest quarterly return was (3.79)% (for the calendar quarter ended September 30, 1998).

   Performance Table

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.


   Average Annual Total Returns as of December 31, 1998
   .............................................................................

                                               1 Year             Life
   Utilities Series*                           18.06%             25.40%
   Standard & Poor's Utility Index+**          14.77%             18.29%

     ---------
     * "Life" refers to the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 1998.

     + Source: Lipper Analytical Services, Inc. "Life" refers to the period from February 1, 1995 through December 31, 1998.

     ** The Standard & Poor's Utilities Index is a broad based, unmanaged, market-capitalization-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index, a broad based index of common stock total return peformance.



>    Portfolio Manager

     Maura A. Shaughnessy, a Senior Vice President of the Adviser, has been employed by the Adviser as a portfolio manager since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

    III  CERTAIN INVESTMENT STRATEGIES AND RISKS

     Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment policy may not be effective in protecting its value.

     Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains. Frequent trading also increases transaction costs, which could detract from the series' performance.

     Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).


    IV  MANAGEMENT OF THE SERIES

>    Investment Adviser

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $102.9 billion on behalf of approximately 3.8 million investor accounts as of January 31, 1999. As of such date, the MFS organization managed approximately $73.6 billion of net assets in equity fund and equity portfolios. Approximately $4.7 billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services each series pays MFS an annual management fee as set forth in the Expense Summary.

     MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.


>    Administrator

     MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.


>    Distributor

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

>    Shareholder Servicing Agent

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.


    V  DESCRIPTION OF SHARES


     The trust offers shares of each of its series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

     VI  OTHER INFORMATION

>    Pricing of Series' Shares

     The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, each series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by a series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.


>    Distributions

     Each series intends to pay substantially all of its net income (including net short-term capital gain) to shareholders as dividends at least annually. Any realized net capital gains are also distributed at least annually.


>    Tax Considerations

     Each series of the trust is treated as a separate entity for federal income tax purposes. As long as a series qualifies for treatment as a regulated investment company (which it has in the past and intends to do so in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and qualified pension and retirement plan sponsors. Consult with the insurance company which issued your contract or your plan sponsor or financial advisor to understand the federal tax treatment of your investment.


>    Right to Reject Purchase and Exchange Orders

     Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


>    Market Timing Policies

     The series are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The series define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if the individual or organization makes during the calendar year six or more exchange requests among the series.

     Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     The series may impose specific limitations on market timers, including:

     o delaying for up to seven days the purchase side of an exchange request by market timers;

     o rejecting or otherwise restricting purchase or exchange requests by market timers; and

     o permitting exchanges by market timers only into certain series.

>    In-kind distributions

     The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The series do not expect to make in-kind distributions.


>    Unique Nature of Series

     MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.


>    Year 2000 Readiness Disclosure

     The series could be adversely affected if the computer systems used by MFS, the series' other service providers or the companies in which the series invests do not properly process date-related information from and after January 1, 2000 (the "Year 2000 Issue"). MFS recognizes the importance of the Year 2000 Issue and, to address Year 2000 compliance, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy formulation, communications and issue resolution with respect to Year 2000 issues. While MFS systems will be tested for Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the series operate and in MFS' own business environment. MFS has been working with the series' other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which the series invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the series.


>    Potential Conflicts

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.


    VII  FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the series' financial performance for the past 5 years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

   1. Research Series
   .............................................................................

                                                                                                   Period Ended
                                                                    Year Ended December 31,        December 31,
                                                                  1998        1997        1996        1995*
   -------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout
    each period):
   Net asset value -- beginning of period ................... $  15.80    $  13.13     $ 10.89        $ 10.00
                                                               -------    --------     -------        -------
   Income from investment operations# --
    Net investment income[sec] .............................. $   0.06    $   0.05     $  0.06        $  0.05
    Net realized and unrealized gain on investments and
     foreign currency .......................................     3.59        2.62        2.37           1.01
                                                               -------    --------     -------        -------
      Total from investment operations ...................... $   3.65    $   2.67     $  2.43        $  1.06
                                                               -------    --------     -------        -------
   Less distributions declared to shareholders --
    From net investment income .............................. $  (0.03)   $     --     $ (0.02)       $ (0.03)
    From net realized gain on investments and foreign
     currency transactions ..................................    (0.37)         --       (0.16)         (0.14)
    In excess of net realized gain on investments and
     foreign currency transactions ..........................       --          --       (0.01)            --
                                                               --------   --------     -------        -------
      Total distributions declared to shareholders .......... $  (0.40)   $     --     $ (0.19)       $ (0.17)
                                                               --------   --------     -------        -------
   Net asset value -- end of period ......................... $  19.05    $  15.80     $ 13.13        $ 10.89
                                                               --------   --------     -------        -------
   Total return .............................................    23.39%      20.26%      22.33%         10.62%++
   Ratios (to average net assets)/Supplemental data[sec]:
    Expenses## ..............................................     0.86%       0.92%       1.01%          1.02%+
    Net investment income ...................................     0.33%       0.34%       0.47%          1.15%+
   Portfolio turnover .......................................       83%         99%         56%            28%
   Net assets at end of period (000 omitted) ................ $567,778    $285,845     $35,710         $2,530

   ---------
   * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 1995.
   +     Annualized.
   ++    Not annualized.
   #     Per share data are based on average shares outstanding.
   ## The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series' expenses are calculated without reduction for this expense offset arrangement.
   [sec] Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:


    Net investment income (loss) ..........       --    $ 0.06     $   --     $ (0.08)
    Ratios (to average net assets):
     Expenses## ...........................       --      0.88%      1.48%       3.90%+
     Net investment income (loss) .........       --      0.38%        --       (1.73)%+

     2. Utilities Series
     .........................................................................

                                                                                                 Period Ended
                                                                  Year Ended December 31,        December 31,
                                                                1998        1997        1996        1995*
   -----------------------------------------------------------------------------------------------------------

   Per share data (for a share outstanding throughout each
    period):
   Net asset value -- beginning of period .................  $  17.99     $ 13.66    $  12.57     $  10.00
                                                             --------     -------    --------     --------
   Income from investment operations# --
    Net investment income[sec] ............................  $   0.46     $  0.44    $   0.55     $   0.39
    Net realized and unrealized gain on investments and
     foreign currency .....................................      2.68        3.89        1.78         3.00
                                                             --------     -------    --------     --------
      Total from investment operations ....................  $   3.14     $  4.33    $   2.33     $   3.39
                                                             --------     -------    --------     --------
   Less distributions declared to shareholders --
    From net investment income ............................  $  (0.24)    $    --    $  (0.35)    $  (0.24)
    From net realized gain on investments and foreign
     currency transactions ................................     (1.07)         --       (0.88)       (0.58)
    In excess of net realized gain on investments and
     foreign currency transactions ........................        --          --       (0.01)          --
                                                             --------     -------    --------     --------
      Total distributions declared to shareholders ........  $  (1.31)    $    --    $  (1.24)    $  (0.82)
                                                             --------     -------    --------     --------
   Net asset value -- end of period .......................  $  19.82     $ 17.99    $ 13.66      $  12.57
                                                             --------     -------    --------     --------
   Total return ...........................................     18.06%      31.70%      18.51%       33.94%++
   Ratios (to average net assets)/
    Supplemental data[sec]:
    Expenses## ............................................      1.01%       1.00%       1.00%        1.00%+
    Net investment income .................................      2.48%       2.92%       4.19%        3.66%+
   Portfolio turnover .....................................       133%         69%        121%          94%
   Net assets at end of period (000 omitted) ..............  $ 81,726     $30,147    $  9,572     $  2,373

   ---------
   * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 1995.
   +     Annualized.
   ++    Not annualized.
   #     Per share data are based on average shares outstanding.
   ## The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the series' expenses are calculated without reduction for this expense offset arrangement.
   [sec] Subject to reimbursement by the series, the investment adviser agreed to maintain expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:


    Net investment income ..........  $ 0.47     $ 0.41     $ 0.32      $ 0.17
    Ratios (to average net assets):
     Expenses## ....................    0.98%      1.20%      2.75%       3.08%+
     Net investment income .........    2.51%      2.71%      2.44%       1.62%+

     A p p e n d i x  A                             R e s e a r c h  S e r i e s


>    Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Research Series may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI. Investment techniques and practices which are the principal focus of the series are also described in the Risk Return Summary of the Prospectus.


 Symbols                      [check mark] permitted            -- not permitted
--------------------------------------------------------------------------------
  Debt Securities
   Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                            --
    Corporate Asset-Backed Securities                                    --
    Mortgage Pass-Through Securities                                     --
    Stripped Mortgage-Backed Securities                                  --
   Corporate Securities                                         [check mark]
   Loans and Other Direct Indebtedness                                   --
   Lower Rated Bonds                                            [check mark]
   Municipal Bonds                                                        --
   Speculative Bonds                                            [check mark]
   U.S. Government Securities                                   [check mark]
   Variable and Floating Rate Obligations                       [check mark]
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                                --
  Equity Securities                                             [check mark]
  Foreign Securities Exposure
   Brady Bonds                                                           --
   Depositary Receipts                                          [check mark]
   Dollar-Denominated Foreign Debt Securities                   [check mark]
   Emerging Markets                                             [check mark]
   Foreign Securities                                           [check mark]
  Forward Contracts                                             [check mark]
  Futures Contracts                                                      --
  Indexed Securities/Structured Products                        [check mark]
  Inverse Floating Rate Obligations                                      --

  Investment in Other Investment Companies
   Open-End Funds                                               [check mark]
   Closed-End Funds                                             [check mark]
  Lending of Portfolio Securities                               [check mark]
  Leveraging Transactions
   Bank Borrowings                                                       --*
   Mortgage "Dollar-Roll" Transactions                                   --*
   Reverse Repurchase Agreements                                         --*
  Options
   Options on Foreign Currencies                                         --
   Options on Futures Contracts                                          --
   Options on Securities                                                 --
   Options on Stock Indices                                              --
   Reset Options                                                         --
   "Yield Curve" Options                                                 --
  Repurchase Agreements                                         [check mark]
  Restricted Securities                                         [check mark]
  Short Sales                                                            --
  Short Sales Against the Box                                            --
  Short Term Instruments                                        [check mark]
  Swaps and Related Derivative Instruments                               --
  Temporary Borrowings                                          [check mark]
  Temporary Defensive Positions                                 [check mark]
  Warrants                                                      [check mark]
  "When-Issued" Securities                                               --
--------------------------------------------------------------------------------

*May be changed only with shareholder approval.

     A p p e n d i x  A                           U t i l i t i e s  S e r i e s


>    Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Utilities Series may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI. Investment techniques and practices which are the principal focus of the series are also described in the Risk Return Summary of the Prospectus.


 Symbols                      [check mark] permitted            -- not permitted
--------------------------------------------------------------------------------
  Debt Securities
   Asset-Backed Securities                                      [check mark]
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   [check mark]
    Corporate Asset-Backed Securities                           [check mark]
    Mortgage Pass-Through Securities                            [check mark]
    Stripped Mortgage-Backed Securities                                  --
   Corporate Securities                                         [check mark]
   Loans and Other Direct Indebtedness                                   --
   Lower Rated Bonds                                            [check mark]
   Municipal Bonds                                              [check mark]
   Speculative Bonds                                            [check mark]
   U.S. Government Securities                                   [check mark]
   Variable and Floating Rate Obligations                       [check mark]
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                       [check mark]
  Equity Securities                                             [check mark]
  Foreign Securities Exposure
   Brady Bonds                                                  [check mark]
   Depositary Receipts                                          [check mark]
   Dollar-Denominated Foreign Debt Securities                   [check mark]
   Emerging Markets                                             [check mark]
   Foreign Securities                                           [check mark]
  Forward Contracts                                             [check mark]
  Futures Contracts                                             [check mark]
  Indexed Securities/Structured Products                        [check mark]
  Inverse Floating Rate Obligations                                      --

  Investment in Other Investment Companies
   Open-End                                                     [check mark]
   Closed-End                                                   [check mark]
  Lending of Portfolio Securities                               [check mark]
  Leveraging Transactions
   Bank Borrowings                                                       --*
   Mortgage "Dollar-Roll" Transactions                                     *
   Reverse Repurchase Agreements                                         --*
  Options
   Options on Foreign Currencies                                [check mark]
   Options on Futures Contracts                                 [check mark]
   Options on Securities                                        [check mark]
   Options on Stock Indices                                     [check mark]
   Reset Options                                                         --
   "Yield Curve" Options                                                 --
  Repurchase Agreements                                         [check mark]
  Restricted Securities                                         [check mark]
  Short Sales                                                            --
  Short Sales Against the Box                                            --
  Short Term Instruments                                        [check mark]
  Swaps and Related Derivative Instruments                               --
  Temporary Borrowings                                          [check mark]
  Temporary Defensive Positions                                 [check mark]
  Warrants                                                      [check mark]
  "When-Issued" Securities                                      [check mark]
--------------------------------------------------------------------------------

*May be changed only with shareholder approval.

   MFS[RegTM] VARIABLE INSURANCE TRUST (SM)

   If you want more information about the trust and its series, the following documents are available free upon request:

   Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during its last fiscal year.

   Statement of Additional Information (SAI). The SAI, dated May 1, 1999, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

   You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

     MFS Service Center, Inc.
     2 Avenue de Lafayette
     Boston, MA 02111-1738
     Telephone: 1-800-343-2829, ext. 3500
     Internet: http://www.mfs.com

   Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-6009

   Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the trust and its series are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


     The trust's Investment Company Act file number is 811-8326



                                                   MSG 11/98 224M 90/290/390/890